REORGANIZATION AGREEMENT

THIS REORGANIZATION AGREEMENT (this "**AGREEMENT**") is made and entered into as of 20th of September, 2005, by, between and among CHENG WUSI, an individual, WANG CHANGLI, an individual, LUO AN, an individual, SHANGHAI JINGQIAOTONG INDUSTRIAL DEVELOPMENT CO., LTD., a PRC corporation, TEAM SPIRIT INDUSTRIAL LIMITED, a British Virgin Islands corporation, and OSCAF INTERNATIONAL CO., a Cayman corporation ("HollySys Stockholders"), with respect to the following facts:

WHEREAS, HollySys Stockholders are the owners of the outstanding capital stock of Beijing HollySys Co., Ltd. ("BJ HLS"), among which stocks is held by CHENG WUSI as a nominee on behalf of XU SHENGHENG and MEI QINGLIN, and the owners of the outstanding capital stock of Hangzhou HollySys Automation Co., Ltd. ("HZ HLS").

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties agree with the reorganization as follows:

1. Purpose of reorganization. BJ HLS and HZ HLS will raise money through their overseas holding company, including without limitation listing and trading on the overseas stock exchange, e.g. Nasdaq in the USA.

2. Reorganization. The parties hereto all agree to reorganize BJ HLS and HZ HLS to set up an offshore holding company (the "Offshore Company") by the means of reorganizing all their respective equity interests they hold in BJ HLS and HZ HLS to the Offshore Company. All the parties hereto agree to determine their respective stockholding proportion in the Offshore Company in accordance with the principle of fairness.

3. Assurance. Each Party herein shall do and perform terms and intent of the signed agreement to vote as a single unit before.

4. Miscellaneous. Each of the parties hereto agrees to take whatever necessary actions to carry out and put into effect the reorganization described in this Agreement.

5. Facsimile Copies. The parties hereto acknowledge and agree to accept and be bound by facsimile-transmitted copies of this Agreement and its counterparts including facsimiled signatures of the parties hereto.

6. Effective Date. This Agreement shall become effective upon the execution by all parties hereto.

7. This Agreement is written in both English and Chinese languages. If there is any discrepancy between the two versions, the English version shall prevail.

IN WITNESS WHEREOF, the parties have set their hands and seals as of the date first written above.

CHENG WUSI

WANGCHANGLI

LOU AN

SHANGHAI JINGQIAOTONG INDUSTRIAL DEVELOPMENT CO., LTD.

TEAM SPIRIT INDUSTRIAL LIMITED

OSCAF INTERNATIONAL CO.,

AMENDED AND RESTATED REORGANIZATION AGREEMENT

THIS AMENDED AND RESTATED REORGANIZATION AGREEMENT (this "**AGREEMENT**") is made and entered into as of 30th of December, 2005, by and among CHENG WUSI, an individual, WANG CHANGLI, an individual, LUO AN, an individual, SHANGHAI JINGQIAOTONG INDUSTRIAL DEVELOPMENT CO., LTD., a PRC corporation, TEAM SPIRIT INDUSTRIAL LIMITED, a British Virgin Islands corporation, and OSCAF INTERNATIONAL CO., a Cayman corporation ("**HollySys Stockholders**"), with respect to the following facts:

WHEREAS, HollySys Stockholders are the owners of 74.11% of the outstanding capital stock of Beijing HollySys Co., Ltd. ("**BJ HLS**"), of which 30% is held by CHENG WUSI as a nominee on behalf of XU SHENGHENG and MEI QINGLIN, and the owners of 60% of the outstanding capital stock of Hangzhou HollySys Automation Co., Ltd. ("**HZ HLS**").

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties agree with the reorganization as follows:

1. Purpose of reorganization. BJ HLS and HZ HLS will raise money through their overseas holding company, including without limitation listing and trading on the overseas stock exchange, e.g. Nasdaq in the USA.

2. Reorganization. The parties hereto all agree to reorganize BJ HLS and HZ HLS to set up Gifted Time Holdings Limited ("**GT**") by the means of reorganizing all their respective equity interests they hold in BJ HLS and HZ HLS to GT (including by means of nominee arrangements, stock consignment or similar arrangement). All the parties hereto shall, according to their respective equities they have in BJ HLS and HZ HLS in proportion to the net asset value, eventually determine their respective stockholding proportion in GT, which may be subject to adjustment due to the discrepancy of the net asset value under different accounting principles. For the time being, the stockholding proportion is determined as follows:

HollySys Stockholders	Proportion of Stock Holding to BJ HLS /HZ HLS	Proportion of Stock Holding to GT
CHENG WUSI	30% (BJ HLS)	27.582%
WANGCHANGLI	14.23% (BJ HLS)	13.083%
LOU AN	9.88%(BJ HLS)	9.084%
SHANGHAI JINGQIAOTONG INDUSTRIAL DEVELOPMENT CO., LTD.	20% (BJ HLS)	18.388%
TEAM SPIRIT INDUSTRIAL LIMITED	30% (HZ HLS)	15.9315%
OSCAF INTERNATIONAL CO.,	30% (HZ HLS)	15.9315%

3. Adjustment. Each party hereto agrees that the above stockholding proportion in GT shall be adjusted (if necessary) according to the ultimate official audit reports of BJ HLS and HZ HLS.

4. Assurance. Each Party herein shall do and perform terms and intent of the signed agreement to vote as a single unit before.

5. Miscellaneous. Each of the parties hereto agrees to take whatever necessary actions to carry out and put into effect the reorganization described in this Agreement.

6. Supersession. This Agreement supersedes the reorganization agreement dated as of September 20, 2005.

7. Facsimile Copies. The parties hereto acknowledge and agree to accept and be bound by facsimile-transmitted copies of this Agreement and its counterparts including facsimiled signatures of the parties hereto.

8. Effective Date. This Agreement shall become effective upon the execution by all parties hereto.

9. This Agreement is written in both English and Chinese languages. If there is any discrepancy between the two versions, the English version shall prevail.

IN WITNESS WHEREOF, the parties have set their hands and seals as of the date first written above.

CHENG WUSI

WANGCHANGLI

LOU AN

SHANGHAI JINGQIAOTONG INDUSTRIAL DEVELOPMENT CO., LTD.

TEAM SPIRIT INDUSTRIAL LIMITED

OSCAF INTERNATIONAL CO.,